EXECUTION VERSION


                               TRANSFER AGREEMENT


                                      AMONG


                        EQUICREDIT CORPORATION OF AMERICA
                        CALIFORNIA/EQUICREDIT CORPORATION
                          EQUICREDIT CORPORATION OF IN.
                          EQUICREDIT CORPORATION OF PA.
                          EQUICREDIT CORPORATION OF SC

                                   TRANSFERORS


                        EQUICREDIT CORPORATION OF AMERICA

                                 REPRESENTATIVE

                                       AND

                          EQCC RECEIVABLES CORPORATION
                          EQCC ASSET BACKED CORPORATION

                                   TRANSFEREES



                          DATED AS OF SEPTEMBER 1, 1996


                         EQUICREDIT FUNDING TRUST 1996-A

                                TABLE OF CONTENTS

                                                                         Page


                                    ARTICLE I

                               CERTAIN DEFINITIONS

        SECTION 1.01......................................................  1

                                   ARTICLE II

                        CONVEYANCE OF THE MORTGAGE LOANS

         SECTION 2.01  Conveyance of Mortgage Loans.......................  1
         SECTION 2.02  Possession of Mortgage Files.......................  2
         SECTION 2.03  Books and Records..................................  2
         SECTION 2.04  Delivery of Mortgage Loan Documents................  2
         SECTION 2.05  Acceptance by Transferees of the Mortgage
                       Loans; Certain Substitutions; Certification
                       by the Trustee.....................................  4
         SECTION 2.06  Acceptance by Transferees..........................  6
         SECTION 2.07  The Closing........................................  6

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         SECTION 3.01  Representations and Warranties of the
                       Representative and the Transferors.................  6
         SECTION 3.02  Representations and Warranties as to the
                       Mortgage Loans and the Mortgage Pool............... 11
         SECTION 3.03  Purchase and Substitution.......................... 20

                                   ARTICLE IV

                                   CONDITIONS

         SECTION 4.01  Conditions to Obligation of the Transferees........ 22
         SECTION 4.02  Conditions To Obligation of the Representative
                       and each Transferor................................ 23

                                                                        Page


                                    ARTICLE V

                                 THE TRANSFERORS

         SECTION 5.01  Third Party Servicers............................. 23
         SECTION 5.02  Enforceability; Merger or Consolidation
                       of the Transferors................................ 24
         SECTION 5.03  Mandatory Delivery; Grant of Security Interest.... 24

                                   ARTICLE VI

                              ADDITIONAL AGREEMENTS

         SECTION 6.01  Conflicts With Pooling and Servicing Agreement.... 25
         SECTION 6.02  Protection of Title to Trust...................... 25
         SECTION 6.03  Other Liens or Interests.......................... 25
         SECTION 6.04  Purchase Events................................... 25
         SECTION 6.05  Indemnification................................... 26
         SECTION 6.06  Trust............................................. 26

                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

         SECTION 7.01  Amendment......................................... 26
         SECTION 7.02  Waivers........................................... 27
         SECTION 7.03  Costs and Expenses................................ 27
         SECTION 7.04  Survival.......................................... 27
         SECTION 7.05  Confidential Information.......................... 27
         SECTION 7.07  Headings and Cross-References..................... 28
         SECTION 7.08  Recordation of Agreement.......................... 28
         SECTION 7.09  Governing Law..................................... 28
         SECTION 7.10  Notices........................................... 28
         SECTION 7.11  Counterparts...................................... 28


EXHIBIT A                  List of Transferors
EXHIBIT B                  Mortgage Loan Schedules
EXHIBIT C                  Form of Transferee Receipt

                  THIS  TRANSFER  AGREEMENT is made as of September 1, 1996,  by and among THE TRANSFERORS LISTED ON THE SIGNATURE PAGE HERETO (the "Transferors"), EQUICREDIT CORPORATION OF AMERICA, as representative (the "Representative") and EQCC ASSET BACKED CORPORATION ("EQBC") and EQCC RECEIVABLES CORPORATION ("EQC", and collectively with EQBC, the "Transferees").

                  WHEREAS, Transferors and the Transferees wish to set forth the terms pursuant to which the Mortgage Loans are to be transferred by the Transferors to the Transferees in exchange for (i) the delivery of cash from the Transferees and (ii) the acceptance by EQC of a capital contribution from EquiCredit Corporation of America;

                  NOW, THEREFORE, in consideration of the foregoing, the other good and valuable consideration and the mutual terms and covenants contained herein, the parties hereto agree as follows:

                                   ARTICLE I

                              CERTAIN DEFINITIONS

                  SECTION 1.01 Certain capitalized terms used in this Agreement are defined in and shall have the respective meanings assigned them in Article I to the Pooling and Servicing Agreement, dated as of September 1, 1996, among the Transferees, as Depositors, EquiCredit Corporation of America, as Servicer and First Bank National Association, as Trustee (the "Pooling and Servicing Agreement"). All references herein to "the Agreement" or "this Agreement" are to this Transfer Agreement, and all references herein to Articles, Sections and subsections are to Articles, Sections or subsections of this Transfer Agreement unless otherwise specified.

                                   ARTICLE II

                        CONVEYANCE OF THE MORTGAGE LOANS

                  SECTION 2.01 Conveyance of Mortgage Loans.

                  (a) Immediately prior to consummation on the Closing Date of the transactions contemplated by the Pooling and Servicing Agreement, in consideration of each Transferee's delivery of the amount of cash and other consideration to or to the order of the applicable Transferor as set forth on Exhibit A hereto, each Transferor does hereby transfer, assign, set over and convey to the related Transferee without recourse, all of the right, title and interest of such Transferor in and to the Mortgage Loans set forth in the applicable Mortgage Loan Schedules attached hereto as Exhibit B-1, B-2, B-3, B-4 and B-5, together with the Mortgage Files relating thereto and all proceeds thereof (excepting the Representative's Yield and amounts received on and after the Cut-off Date in respect of interest accrued on such Mortgage Loans prior to the Cutoff Date).

                  SECTION 2.02 Possession of Mortgage Files.

                  (a) Upon the delivery to each Transferor of the consideration set forth in Section 2.01, the ownership of each Transferor's Mortgage Notes, related Mortgages and the contents of the related Mortgage Files are vested in the related Transferee.

                  (b) Pursuant to Section 2.04, each Transferor has delivered or caused to be delivered each Transferees' Mortgage File with respect to its Mortgage Loans to the related Transferee.

                  SECTION 2.03 Books and Records.

                  The transfer of each Mortgage Loan to a Transferee shall be reflected on the Transferors' balance sheets and other financial statements as a sale of assets by the Representative and each Transferor. The Transferors shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Mortgage Loan which shall be clearly marked to reflect the ownership of each Mortgage Loan by a Transferee.

                  SECTION 2.04  Delivery of Mortgage Loan Documents.

                  Each Transferor has delivered or caused to be delivered to the related Transferee or its designee in accordance with the instructions of such Transferee, each of the documents referred to in Section 2.04 of the Pooling and Servicing Agreement, as follows:

                  (a) (i)(A) The original Mortgage Note, with any intervening endorsements, endorsed "Pay to the order of The First National Bank of Boston, as Custodian under the Custodial Agreement dated as of September 1, 1996, without recourse" and signed, by facsimile or manual signature, in the name of the applicable Transferor by a Responsible Officer, with all prior and intervening endorsements showing a complete chain of endorsement from the originator of such Mortgage Note to the related Transferor, if the applicable Transferor was not the originator or (B) if such Mortgage Note is a Destroyed Mortgage Note, an original Destroyed Mortgage Note Affidavit together with a copy of such Mortgage Note attached hereto, and (ii) with respect to manufactured housing units, the certificate of title, if any;

                  (b) Either: (i) the original Mortgage, with evidence of recording thereon (and, in the case of an Mortgage Loan secured by a Mortgaged Property held in an Illinois Land Trust, signed by the trustee of such Illinois Land Trust), (ii) a copy of the Mortgage certified as a true copy (A) by a Responsible Officer of the applicable Transferor (provided, however, that such Responsible Officer may complete one or more blanket certificates attaching copies of one or more Mortgages relating thereto) or (B) by the closing attorney, or by an officer of the title insurer or agent of the title insurer which issued the related title insurance policy, or commitment therefor, if the original has been transmitted for recording until such time as the original is returned by the public recording office or (iii) a copy of the Mortgage certified by the public recording office in those instances where the original recorded Mortgage has been lost or not yet returned;

                  (c) The original Assignment of Mortgage in recordable form from the applicable Transferor in blank or to the order of the applicable Transferee;

                  (d) The original policy of title insurance or a true copy thereof or, if such policy has not yet been delivered by the insurer, the commitment or binder to issue same;

                  (e) All intervening assignments, if any, showing a complete chain of assignment from the originator thereof to the applicable Transferor, including any recorded warehousing assignments, with evidence of recording thereon, certified by a Responsible Officer of the applicable Transferor as a true copy of the original of such intervening assignments;

                  (f) A copy of all assumption and modification agreements, if any, certified as a true copy by a Responsible Officer of the applicable Transferor;

                  (g) If the Mortgaged Property is held in an Illinois Land Trust, the original Assignment of Beneficial Interest, or, if the trustee of such Illinois Land Trust retains such original Assignment of Beneficial Interest, a certified true copy of such Assignment of Beneficial Interest so certified by such trustee;

                  (h) If the Mortgaged Property is held in an Illinois Land Trust, an original Reassignment of Assignment of Beneficial Interest from the applicable Transferor in blank or to the order of the Transferee;

                  (i) If the Mortgaged Property is held in an Illinois Land Trust, originals of all intervening Reassignments of Assignment of Beneficial Interest, showing a complete chain of assignment from the beneficiaries of such Illinois Land Trust to the applicable Transferor of all of such beneficiaries' right, title, and interest in, to, and under the trust agreement with respect to such Illinois Land Trust; and

                  (j) If the Mortgaged Property is held in an Illinois Land Trust, (A) a certified copy of the instrument creating the Illinois Land Trust,
(B) a copy of the UCC-1 Financing Statement evidencing the assignment of the Mortgagor's beneficial interest in the Illinois Land Trust, with evidence of filing thereon, and (C) the original personal guaranty of the Mortgage Note, executed by each beneficiary of the Illinois Land Trust.

                  The applicable Transferor shall use its reasonable efforts to promptly deliver or cause to be delivered to the Transferees: (a) the original recorded Mortgage in those instances where a copy thereof certified by such Transferor was delivered to the related Transferee; (b) any intervening assignments of Mortgage evidencing a complete chain of assignment from the originator of such Mortgage to the related Transferor in those instances where copies of such assignments  certified by such Transferor were delivered to the Transferee;  and
(c) the title insurance policy required in Section 2.04 above. The applicable Transferor shall, within five (5) Business Days after the receipt thereof, and in any event, within twelve months after the Closing Date, deliver or cause to be delivered to the Transferees each document described in any of the preceding clauses (a), (b) and (c); provided, however, that if a document described in the preceding clause (a) or clause (b) has not been returned from the appropriate public recording office, the applicable Transferor shall deliver a certified copy of the Mortgage and a receipted copy of the assignment from the appropriate recording office prior to the expiration of such twelve-month period. Notwithstanding anything to the contrary contained in this Section 2.04, the applicable Transferor shall be deemed to have satisfied its obligations to deliver a Mortgage or assignment of Mortgage upon delivery to the related Transferee of a copy of such Mortgage or Assignment of Mortgage, as applicable, certified by the public recording office to be a true copy of the recorded original thereof. From time to time the applicable Transferor may forward or cause to be forwarded to the applicable Transferee additional original documents evidencing an assumption or modification of an Mortgage Loan. All Mortgage Loan documents held by a Transferee as to each Mortgage Loan are referred to herein as the "Transferees' Mortgage File."

                  All recording required pursuant to this Section 2.04 shall be accomplished by and at the expense of the Transferors.

                  SECTION 2.05 Acceptance by Transferees of the Mortgage Loans; Certain Substitutions; Certification by the Trustee.

                  (a) Each Transferee agrees to execute and deliver on the Closing Date an acknowledgment of receipt of, for each Mortgage Loan, the items listed in Section 2.04 (a), (b), (c), (g) and (h) above, in the form attached as Exhibit C hereto, and declare that they will hold such documents and any amendments, replacements or supplements thereto, as well as any other assets transferred pursuant to the terms hereof. Pursuant to the Pooling and Servicing Agreement, the Custodial Agreement and this Agreement, the Trustee will, for the benefit of the Transferees and the Certificate Insurer, review (or cause to be reviewed) each of the documents set forth in Section 2.04 within 45 days after the Closing Date (or, with respect to any Qualified Substitute Mortgage Loan, within 45 days after the delivery thereof) and to deliver a certification in the form attached to the Pooling and Servicing Agreement as Exhibit F-1 to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification), (i) all documents required to be delivered to it pursuant to this Agreement are in its possession (other than those described in Section 2.04(a)(ii) and 2.04(f)), (ii) such documents have been reviewed by it and have not been mutilated, damaged, torn or otherwise physically altered (handwritten additions, changes or corrections shall not constitute physical alteration if initialled by the Mortgagor) and relate to such Mortgage Loan, and (iii) based on its examination and only as to the foregoing documents, the information set forth on the Mortgage Loan Schedule (other than items (i), (iv) and (x) of the definition of Mortgage Loan Schedule) accurately reflects the information set forth in the Mortgage File. Pursuant to the Pooling and

Servicing Agreement, the Custodial Agreement and this Agreement, the Trustee shall be under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face. Within 375 days after the Closing Date, pursuant to the Pooling and Servicing Agreement, the Trustee shall deliver (or cause to be delivered) a final certification in the form attached to the Pooling and Servicing Agreement as Exhibit F-2 evidencing the completeness of the Mortgage Files.

                  (b) If the Trustee during the process of reviewing the Mortgage Files finds any document constituting a part of a Mortgage File which is not executed, has not been received, is unrelated to the Mortgage Loan identified in the Mortgage Loan Schedule, or does not conform to the requirements of Section 2.04 or substantively to the description thereof as set forth in the Mortgage Loan Schedule, the Trustee is required by the Pooling and Servicing Agreement to promptly give notice of the same. In performing any such review, the Trustee may conclusively rely on the applicable Transferor as to the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Trustee's review of the Mortgage Files is limited solely to confirming that the documents listed in Section 2.04 (other than those described in Section 2.04(f)) have been executed and received and relate to the Mortgage Files identified in the Mortgage Loan Schedule. The applicable Transferor agrees to use its reasonable efforts to cause to be remedied a material defect in a document constituting part of a Mortgage File of which the Representative is so notified by the Trustee or the Certificate Insurer. If, however, within 60 days after notice to it respecting such defect, the applicable Transferor has not caused to be remedied the defect and the defect materially and adversely affects the interest of the related Transferee in the Mortgage Loan, upon demand therefor by the Servicer, the Transferor will on the Payment Date immediately succeeding the end of such 60 day period (i) substitute, in lieu of such Mortgage Loan, a Qualified Substitute Mortgage Loan in the manner and subject to the conditions set forth in Section 3.03 or (ii) purchase such Mortgage Loan at a purchase price equal to the Principal Balance of such Mortgage Loan as of the date of purchase, plus all accrued and unpaid interest on such Principal Balance, computed at the Mortgage Interest Rate, net of the Servicing Fee if the Representative is the Servicer, plus the amount of any unreimbursed Servicing Advances made by the Servicer with respect to such Mortgage Loan (after deducting therefrom any amounts received in respect of such purchased Mortgage Loan or Loans).

                  (c) Upon receipt by the Trustee of a certification of a Servicing Officer of the Servicer of such substitution or purchase described above and receipt of the Mortgage File relating to the purchase price for such Deleted Mortgage Loan or the Qualified Substitute Mortgage Loan and any
Substitution Adjustment, the Trustee is required to release to the Representative or to the applicable Transferor the related Mortgage File and shall execute, without recourse, and deliver such instruments of transfer necessary to transfer such Mortgage Loan to the Representative or to the applicable Transferor.

                  SECTION 2.06 Acceptance by Transferees.

                  Each Transferee acknowledges the assignment to it of the Mortgage Loans being transferred hereby by the related Transferors and the delivery of the Mortgage Files to it or upon its order and, concurrently with such delivery, has executed, authenticated and delivered to or upon the order of the Representative on behalf of the related Transferors, in exchange for such Mortgage Loans and the related Mortgage Files, cash and other consideration as set forth in Section 2.01.

                  SECTION 2.07 The Closing.

                  The conveyance of the Mortgage Loans shall take place at the offices of Orrick, Herrington & Sutcliffe, 666 Fifth Avenue, New York, New York 10103, on the Closing Date, immediately prior to the closing of the transactions contemplated by the Pooling and Servicing Agreement, the Underwriting Agreement and the other Basic Documents.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

                  SECTION 3.01 Representations and Warranties of the Representative and the Transferors.

                  (1) The Representative hereby represents and warrants to the Transferees as of the Closing Date:

                  (a) The Representative is duly organized, validly existing, and in good standing under the laws of the State of Delaware and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each Mortgaged Property State if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Representative and perform its obligations as Representative hereunder; the Representative has the power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Representative and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action; this Agreement is the valid, binding and enforceable obligation of the Representative; and all requisite action has been taken by the Representative to make this Agreement valid, binding and enforceable upon the Representative in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally or the application of equitable principles in any proceeding, whether at law or in equity;

                  (b) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc. under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Representative makes no such representation or warranty), that are necessary in connection with the purchase and sale of the Certificates and the execution and delivery by such Representative of the documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and the other documents on the part of the Representative and the performance by the Representative of its obligations as a Representative under this Agreement and such of the other Basic Documents to which it is a party;

                  (c) The consummation of the transactions contemplated by this Agreement will not result in the breach of any terms or provisions of the bylaws of the Representative or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any material agreement, indenture or loan or credit agreement or other material instrument to which the Representative or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Representative or its property is subject;

                  (d) Neither this Agreement nor the Prospectus nor the Prospectus Supplement nor any statement, report or other document prepared by the Representative and furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby, by the Pooling and Servicing Agreement or by any Basic Document contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;

                  (e) There is no  action,  suit,  proceeding  or  investigation pending  or,  to the best of the  knowledge  of the  Representative,  threatened against the Representative which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Representative or in any material impairment of the right or ability of the Representative to carry on its business substantially as now conducted, or in any material liability on the part of the Representative or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Representative contemplated herein, or which would be likely to impair materially the ability of the Representative to perform under the terms of this Agreement;

                  (f) The Representative is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Representative or its properties or might have consequences that would materially and adversely affect its performance hereunder;

                  (g) Upon the receipt of each Mortgage File by the Transferees under this Agreement, the Transferees will have good and indefeasible title to each Mortgage Loan (other than the Representative's Yield and amounts received after the Cut-off Date in respect of interest accrued on or prior to the Cut-off
Date) and such other items transferred hereunder, free and clear of any Lien (other than Liens which will be simultaneously released);

                  (h) The transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Transferor pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction;

                  (i) The origination and collection practices used by the Representative with respect to each Mortgage Note and Mortgage (other than each Mortgage Note and Mortgage related to an Acquired Mortgage Loan) have been in all material respects legal, proper, prudent and customary in the second mortgage origination and servicing business; and, to the best knowledge of the Representative, the origination and collection practices used by the originator with respect to each Mortgage Note and Mortgage related to an Acquired Mortgage Loan have been in all material respects legal, proper, prudent and customary in the second mortgage origination and servicing business;

                  (j) The Representative did not transfer and will not transfer any Mortgage Loan with any intent to hinder, delay or defraud any of its creditors;

                  (k) The Representative is solvent and will not be rendered insolvent as a result of the transfer of the Mortgage Loans to the Transferees or the sale of the Certificates; and

                  (l) The Representative is (i) an approved seller/servicer of first and second mortgage loans for FNMA and FHLMC in good standing, and (ii) a mortgagee approved by the Secretary of Housing and Urban Development pursuant to
Section 203 and 211 of the National Housing Act.

                  (2) Each Transferor hereby represents and warrants to the Transferees as of the Closing Date:

                  (a) Such Transferor is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each Mortgaged Property State if the laws of such state require licensing or qualification in order to conduct business of the type conducted by such Transferor and perform its obligations as a Transferor hereunder; such Transferor has the power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by such Transferor and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action; this Agreement is the valid, binding and enforceable obligation of such Transferor; and all requisite action has been taken by such Transferor to make this Agreement valid, binding and enforceable upon such Transferor in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors rights generally or the application of equitable principles in any proceeding, whether at law or in equity;

                  (b) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc. under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which such Transferor makes no such representation or warranty), that are necessary in connection with the execution and delivery by such Transferor of the Basic Documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions con templated by this Agreement and the other documents on the part of such Transferor and the performance by such Transferor of its obligations as a Transferor under this Agreement and such of the other Basic Documents to which it is a party;

                  (c) The consummation of the transactions contemplated by this Agreement will not result in the breach of any terms or provisions of the bylaws of such Transferor or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any material agreement, indenture or loan or credit agreement or other material instrument to which such Transferor or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which such Transferor or its property is subject;

                  (d) Neither this Agreement nor the Prospectus nor any statement, report or other document prepared by the Representative or such Transferor and furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby, by the Pooling and Servicing Agreement or by any Basic Document, contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;

                  (e) There is no action, suit, proceeding or investigation pending or, to the best of such Transferor's knowledge, threatened against such Transferor which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of such Transferor or in any material impairment of the right or ability of such Transferor to carry on its business substantially as now conducted, or in any material liability on the part of such Transferor or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of such Transferor contemplated herein, or which would be likely to impair materially the ability of the Transferor to perform under the terms of this Agreement;

                  (f) Such Transferor is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of such Transferor or its properties or might have consequences that would materially and adversely affect its performance hereunder or under any Subservicing Agreement;

                  (g) Upon the receipt of each Mortgage File by the Transferees under this Agreement, the Transferees will have good and indefeasible title to each Mortgage Loan (other than the Representative's Yield and amounts received after the Cut-off Date in respect of interest accrued on or prior to the Cut-off
Date) and such other assets transferred hereunder free and clear of any Lien (other than Liens which will be simultaneously released);

                  (h) The transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by such Transferor pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction;

                  (i) Such Transferor did not transfer any interest in any Mortgage Loan with any intent to hinder, delay or defraud any of its respective creditors;

                  (j) Such Transferor is solvent and such Transferor will not be rendered insolvent as a result of the transfer of the Mortgage Loans to the Transferees; and

                  (k) The origination and collection practices used by such Transferor with respect to each Mortgage Note and Mortgage (other than each Mortgage Note and Mortgage related to an Acquired Mortgage Loan) have been in all material respects legal, proper, prudent and customary in the second mortgage origination and servicing business; and, to the best knowledge of such Transferor, the origination and collection practices used by the originator with respect to each Mortgage Note and Mortgage related to an Acquired Mortgage Loan have been in all material respects legal, proper, prudent and customary in the second mortgage origination and servicing business.

                  SECTION 3.02 Representations and Warranties as to the Mortgage Loans and the Mortgage Pool.

                  The   Transferors   hereby   represent   and  warrant  to  the
Transferees, jointly and severally, with respect to each Mortgage Loan, as of the Closing Date:

                  (a) The information with respect to each Mortgage Loan set forth in the Mortgage Loan Schedule is true and correct;

                  (b) All of the original or certified documentation set forth in Section 2.04 (including all material documents related thereto) has been or will be delivered to the Transferees on the Closing Date or as otherwise provided in Section 2.04;

                  (c) (i) Each Mortgage Loan is principally secured by Mortgaged Property. Each Mortgaged Property is improved by a one- to four-family Residential Dwelling, which, to the best of such Depositor's knowledge, does not include (A) cooperatives, (B) mobile homes, other than permanently affixed mobile homes which do not constitute other than real property under state law, or (C) manufactured housing units, as defined in the FNMA Selling Guide, which constitute more than approximately 0.97% of the Mortgage Loans in the Fixed Rate Group and approximately 0.49% of the Mortgage Loans in the Adjustable Rate Group, and which constitute other than real property under state law;

                  (ii) With respect to each  Mortgage  Loan  involving  property improved by a manufactured or mobile home, the Originator has taken all action necessary to create a valid and perfected first or second priority (as reflected in the Mortgage Loan Schedule) lien and security interest in such manufactured or mobile home and the related Mortgaged Property, including, without limitation, the filing of UCC financing statements or notations on certificates of title if necessary, under applicable state law;

                  (iii) Approximately 7.27% of the Mortgage Loans in the Fixed Rate Group and approximately 0.55% of the Mortgage Loans in the Adjustable Rate Group are secured by Mortgaged Properties located in 18 North Carolina counties declared eligible for federal disaster assistance as a result of damage inflicted in September 1996 by Hurricane Fran;

                  (d) Each Mortgage Loan is being serviced by the Servicer or one or more Subservicers;

                  (e) The Mortgage Note related to each Mortgage Loan bears a fixed Mortgage Interest Rate;

                  (f) Approximately 26.59% of the Mortgage Loans in the Fixed Rate Group, approximately 6.72% of the Mortgage Loans in the Adjustable Rate Group and approximately 25.05% of all the Mortgage Loans are balloon loans which will provide for a final Monthly

Payment substantially greater than the preceding Monthly Payments. Approximately 0.16%, 1.90%, 0.03%, 0.05% and 24.46% of the Mortgage Loans in the Fixed Rate Group are balloon loans based on a 30-year amortization schedule and a single payment of the remaining loan balance 5, 7, 8, 10 and 15 years after origination, respectively. Approximately 2.17%, 0.58% and 3.97% of the Mortgage Loans in the Adjustable Rate Group are balloon loans based on approximately a 30-year amortization schedule and a single payment of the remaining loan balance approximately 7, 10 and 15 years after origination, respectively. All of such balloon loans provide for Monthly Payments based on an amortization schedule specified in the related Mortgage Note and have a final balloon payment no earlier than 60 months following origination and no later than 180 months following origination. Each other Mortgage Note will provide for a schedule of substantially equal Monthly Payments which are, if timely paid, sufficient to fully amortize the principal balance of such Mortgage Note on or before its maturity date;

                  (g) Each Mortgage relating to a Mortgage Loan in the Fixed Rate Group is a valid and subsisting first or more junior lien on the Mortgaged Property subject, in the case of any second Mortgage Loan, only to a First Lien on such Mortgaged Property, and each Mortgage relating to a Mortgage Loan in the Adjustable Rate Group is a valid and subsisting First Lien on the Mortgaged Property, and subject in all cases to the exceptions to title set forth in the title insurance policy or the other evidence of title enumerated in Section 2.04(d), with respect to the related Mortgage Loan, which exceptions are generally acceptable to second mortgage lending companies, and such other exceptions to which similar properties are commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such Mortgage. If the Mortgaged Property is held in an Illinois Land Trust (a "Land Trust Mortgage"), (i) a natural person is the beneficiary of such Illinois Land Trust, and either is a party to the Mortgage Note or is a guarantor thereof, in either case, in an individual capacity, and not in the capacity of trustee or otherwise, and, if a party to the Mortgage Note, is jointly and severally liable under the Mortgage Note; (ii) the Mortgagor is the trustee of such Illinois Land Trust, is a party to the Mortgage Note and is the mortgagor under the Mortgage in its capacity as such trustee and not otherwise; (iii) a land trust trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named as such in the land trust agreement and such trustee is named in the Land Trust Mortgage as Mortgagor; (iv) all fees and expenses of the land trust trustee which have previously become due or owing have been paid and no such fees or expenses are or will become payable by the Certificateholders or the Trust Fund; (v) the beneficiary is solely obligated to pay any fees and expenses of the land trust trustee and the priority of the lien of the Land Trust Mortgage is not and will not be subject or subordinate to any amounts owing to the land trust trustee; (vi) the Mortgaged Property is occupied by the beneficiary under the land (if indicated to be owner occupied on the Mortgage Loan Schedule) trust agreement and, if such land trust agreement terminates, the beneficiary will become the owner of the Mortgaged Property; (vii) the beneficiary is obligated to make payments under the related Mortgage Note and (subject to applicable law) will have personal liability for deficiency judgments; (viii) the Land Trust Mortgages and assignments of beneficial interest relating to land trusts in the Mortgage Pool were made in compliance with their respective land trust agreements, were validly entered into by their respective land trust trustee or beneficiary and did not, do not currently, and will not in the future, violate any provision of their respective land trust agreement; (ix) a UCC financing statement has been filed, continued, and will be continued, without intervening liens, as the first lien upon the beneficial interest in the Land Trust Mortgage; (x) each assignment of beneficial interest with respect to Land Trust Mortgages in the Mortgage Pool was at the time of respective assignment the only assignment of such beneficial interest in the land trust, such assignment was accepted by the respective land trust trustee, to the best of the Depositors' knowledge, subsequent assignments of the beneficial interest in whole or in part have not been made, and such subsequent assignments of the beneficial interest or any part thereof are not permitted pursuant to a written agreement between the respective beneficiary and the Mortgagee, until the expiration of the Mortgage Note in each respective land trust; (xi) the Land Trust Mortgages are the first or second liens on the Mortgaged Properties; no liens are in place against the beneficial interests, or any part thereof, of any Land Trust Mortgage or collateral assignment of beneficial interest, which liens are superior to the interest held by the related Depositor; and the beneficiary or land trust trustee is forbidden, pursuant to a written agreement between the beneficiary or the land trust trustee (as applicable) and the Mortgagee, from using the land trust property or beneficial interest, or any part of either, as security for any other debt of the same priority as or senior to such Land Trust Mortgage until the expiration date of its respective Mortgage Note; and (xii) the terms and conditions of the land trust agreement do not prevent the free and absolute marketability of the Mortgaged Property. As of the Cut-off Date, the Principal Balance of the Mortgage Loans in the Fixed Rate Group and the Adjustable Rate Group related to Land Trust Mortgages does not exceed approximately 0% and 0%, respectively, of the Mortgage Loans;

                  (h) Except with respect to liens released immediately prior to the transfer herein contemplated, immediately prior to the transfer and assignment herein contemplated, the applicable Transferor held good and indefeasible title to, and was the sole owner of, each Mortgage Loan conveyed by such Transferor subject to no liens, charges, mortgages, encumbrances or rights of others; and immediately upon the transfer and assignment herein contemplated, the applicable Transferee will hold good and indefeasible title, to, and be the sole owner of, each Mortgage Loan (other than the Representative's Yield and amounts received on or after the Cut-off Date in respect of interest accrued prior to the Cut-off Date) subject to no liens, charges, mortgages, encumbrances or rights of others;

                  (i) None of the Mortgage Loans, other than Bankruptcy Loans, are 30 to 59 days contractually delinquent; none of the Mortgage Loans in the Mortgage Pool, other than Bankruptcy Loans, are 60 to 89 days contractually delinquent; none of the Mortgage Loans in the Mortgage Pool (excluding Bankruptcy Loans) are more than 89 days contractually delinquent; none of the Mortgage Loans in the Mortgage Pool (excluding Bankruptcy Loans) have been 30 or more days contractually delinquent more than once in the 12 months preceding the Cut-off Date. For purposes of this representation and warranty "30 to 59 days contractually delinquent" means that a Monthly Payment due on a Due Date was unpaid as of the end of the month of the next succeeding Due Date and "60 to 89 days contractually delinquent" means that a Monthly Payment due on a Due Date was unpaid as of the end of the month of the second Due Date following the Due Date on which such Monthly Payment was due. Approximately 0.42% of the Mortgage Loans in the Fixed Rate Group and none of the Mortgage Loans in the Adjustable Rate Group are Bankruptcy Loans. None of the Mortgage Loans are Bankruptcy Loans which are 30 days or more contractually delinquent. Except for the Mortgage Loans listed on Exhibit G, to the best of such Depositor's knowledge, none of the Mortgage Loans is subject to a Plan. Except for the Bankruptcy Loans and the Mortgage Loans listed on Exhibit S, as of the Cut-off Date none of the Mortgage Loans is 30 or more days contractually delinquent. Exhibit S accurately sets forth the number of days that each Mortgage Loan listed therein was contractually delinquent as of the Cut-off Date;

                  (j) To the best of such Transferor's knowledge, (i) there is no delinquent tax or assessment lien on any Mortgaged Property and (ii) each Mortgaged Property is free of material damage and is in average repair;

                  (k) No Mortgage Loan is subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

                  (l) To the best of such Transferor's knowledge, there is no mechanics' lien or claim for work, labor or material affecting any Mortgaged Property which is or may be a lien prior to, or equal with, the lien of such Mortgage except those which are insured against by the title insurance policy referred to in Section 3.02(n) below;

                  (m) Each Mortgage Loan, at the time it was made, complied in all material respects with applicable state and federal laws and regulations, including, without limitation, usury, equal credit opportunity and disclosure laws;

                  (n) With respect to each Mortgage Loan, a written commitment for a lender's title insurance policy, issued in standard American Land Title Association or California Land Title Association form, or other form acceptable in a particular jurisdiction, by a title insurance company acceptable to FNMA and FHLMC and authorized to transact business in the state in which the related Mortgaged Property is situated, together with a condominium endorsement, if applicable, in an amount at least equal to the original Principal Balance of such Mortgage Loan insuring the mortgagee's interest under the related Mortgage Loan as the holder of a valid first or second mortgage lien of record on the real property described in the Mortgage, subject only to exceptions of the character referred to in Section 3.02(g) above, was effective on the date of the origination of such Mortgage Loan, and, as of the Closing Date, such commitment will be valid and thereafter the policy issued pursuant to such commitment shall continue in full force and effect;

                  (o) The improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage representing coverage described in Sections 5.07 and 5.08 of the Pooling and Servicing Agreement;

                  (p) A flood insurance policy is in effect with respect to each Mortgaged Property with a generally acceptable carrier in an amount representing coverage described in Sections 5.07 or 5.08 of the Pooling and Servicing Agreement, if and to the extent required by Section 5.07 or 5.08 of the Pooling and Servicing Agreement;

                  (q) Each Mortgage and Mortgage Note is the legal, valid and binding obligation of the maker thereof and is enforceable in accordance with its terms, except only as such enforce ment may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law), and all parties to each Mortgage Loan had full legal capacity to execute all Mortgage Loan documents and convey the estate therein purported to be conveyed;

                  (r) The applicable Transferor has directed the Servicer to perform any and all acts required to be performed to preserve the rights and remedies of the Transferees in any insurance policies applicable to the Mortgage Loans including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of co-insured, joint loss payee and mortgagee rights in favor of the Transferees;

                  (s) No more than approximately 0.24% of the Mortgage Loans in the Fixed Rate Group, and no more than approximately 2.45% of the Mortgage Loans in the Adjustable Rate Group, are secured by Mortgaged Properties located within any single zip code area within the State of California; no more than approximately 0.57% of the Mortgage Loans in the Fixed Rate Group, and no more than approximately 3.02% of the Mortgage Loans in the Adjustable Rate Group, are secured by Mortgaged Properties located within any single zip code area outside the State of California;

                  (t) At least approximately 96.01% and approximately 94.03% of the Mortgage Loans in the Fixed Rate Group and the Adjustable Rate Group, respectively, are secured by Owner Occupied Mortgaged Property;

                  (u) The terms of the Mortgage Note and the Mortgage have not been impaired, altered or modified in any material respect, except by a written instrument which has been recorded or is in the process of being recorded, if necessary, to protect the interest of the Transferees and which has been or will be delivered to the Transferees. The substance of any such alteration or modification is reflected on the Mortgage Loan Schedule. Each original Mortgage was recorded, and all subsequent assignments of the original Mortgage have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Transferors (or, subject to Section 2.04 hereof, are in the process of being recorded);

                  (v) No instrument of release or waiver has been executed in connection with the Mortgage Loan, and no Mortgagor has been released, in whole or in part;

                  (w) To the best of such Transferor's knowledge, all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable. Except for payments in the nature of escrow payments, including without limitation, taxes and insurance payments, the Transferor has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage proceeds, whichever is greater, to the day which precedes by one month the Due Date of the first installment of principal and interest. With respect to Mortgaged Properties that are the subject of a ground lease, to the best of the such Transferor's knowledge, all lease rents, other payments or assessments that have become due have been paid and the Mortgagor is not in material default under any other provisions of the lease and the lease is valid, in good standing and in full force and effect;

                  (x) To the best of the such Transferor's knowledge, there is no proceeding pending or threatened for the total or partial condemnation of the Mortgaged Property, nor is such a proceeding currently occurring, and such property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended;

                  (y) To the best of such Transferor's knowledge, all of the improvements which were included for the purpose of determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property;

                  (z) To the best of such Transferor's knowledge, no improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation. To the best of such Transferor's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities and the Mortgaged Property is lawfully occupied under applicable law;

                  (aa) The proceeds of the Mortgage Loan have been fully disbursed, and there is no obligation on the part of the mortgagee to make future advances thereunder. Any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing or recording the Mortgage Loans were paid;

                  (bb) The related Mortgage Note is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage;

                  (cc)  No Mortgage Loan was originated under a buydown plan;

                  (dd) There is no obligation on the part of the applicable Transferor or any other party to make payments in addition to those made by the Mortgagor;

                  (ee) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Transferees to the trustee under such deed of trust, except in connection with a trustee's sale after default by the Mortgagor. If the Mortgaged Property is held in an Illinois Land Trust, the trustee thereof is duly qualified under applicable law to serve as such, and has been properly designated and currently so serves, and no fees or expenses are or will become payable by the Transferees to such trustee;

                  (ff) No Mortgage Loan has a shared appreciation feature, or other contingent interest feature;

                  (gg) With respect to each Mortgage Loan secured by a second priority lien, the related First Lien requires equal monthly payments, or if it bears an adjustable interest rate, the monthly payments for the related First Lien may be adjusted not more frequently than once every six months;

                  (hh) With respect to each Mortgage Loan secured by a second priority lien, either (i) no consent for the Mortgage Loan is required by the holder of the related First Lien or (ii) such consent has been obtained and is contained in the Mortgage File;

                  (ii) The maturity date of each Mortgage Loan secured by a second priority lien is prior to the maturity date of the related First Lien if such First Lien provides for a balloon payment; and with respect to any First Lien that provides for negative amortization or deferred interest, the balance of such First Lien used to calculate the Combined Loan-to-Value Ratio for the Mortgage Loan is based on the maximum amount of negative amortization possible under such First Lien;

                  (jj) All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (2)(A) organized under the laws of such state, or (B) qualified to do business in such state, or (C) federal savings and loan associations or national banks having principal offices in such state, or (D) not doing business in such state so as to require qualification or licensing;

                  (kk) The Mortgage contains a customary provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the related security for the Mortgage Loan is sold without the prior consent of the mortgagee thereunder;

                  (ll) Any future advances made prior to (and excluding) the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the Mortgage Loan Schedule (or single method of determining the Mortgage Interest Rate if such Mortgage Loan is in the Adjustable Rate Group and is not a Convertible Mortgage Loan). Each Convertible Mortgage bears a single fixed Mortgage Interest Rate during its FixedRate Period and has a single method of determining its adjustable Mortgage Interest Rate following its conversion to an adjustable rate loan. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan. The Mortgage Note does not permit or obligate the Servicer to make future advances to the Mortgagor at the option of the Mortgagor;

                  (mm) The related Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial or non-judicial foreclosure. There is no homestead or other exemption available to the Mortgagor which would materially interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage except as set forth in the Prospectus;

                  (nn) Except for bankruptcy-related defaults under the Bankruptcy Loans, there is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; and neither the Servicer nor the Transferor has waived any default, breach, violation or event of acceleration;

                  (oo) All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage have been duly and properly executed by such parties;

                  (pp) All amounts received by the Transferors on and after the Cut-off Date with respect to the Mortgage Loans that are required to be paid to the Transferees have been transferred to the Transferees;

                  (qq) All of the Mortgage Loans were purchased and re-underwritten by the Representative or by a wholly-owned subsidiary of the Representative;

                  (rr) As of the Cut-off Date, each Mortgage Loan conforms, and all Mortgage Loans in the aggregate conform, in all material respects, to the description thereof set forth in the Prospectus dated September 18, 1996, including all statistical data provided therein in tabular format or otherwise;

                  (ss)   The   Mortgage   Loans   were  not   selected   by  the
Representative or the Transferors for transfer to the Transferees on any basis intended to adversely affect the Transferees;

                  (tt) A full interior inspection appraisal was performed in connection with each Mortgaged Property;

                  (uu) The Mortgage Interest Rate for each Mortgage Loan in the Fixed Rate Group is not less than 6.875% per annum, and the Mortgage Interest Rate for each Mortgage Loan in the Fixed Rate Group is not more than 18.000% per annum; the weighted average minimum and weighted average maximum Mortgage Interest Rates for Mortgage Loans in the Adjustable Rate Group are 9.54% and 15.97%, respectively, with minimum Mortgage Interest Rates that range from approximately 6.12% to 13.000% and maximum Mortgage Interest Rates that range from approximately 12.13% to 23.88%; approximately 1.86% of the Mortgage Loans in the Fixed Rate Group have Mortgage Interest Rates less than 8.35%;

                  (vv) The gross margin for each Mortgage Loan in the Adjustable Rate Group is not less than 2.75% per annum and not more than 8.19% per annum; approximately 58.90%, 28.63% and 12.47% of the Mortgage Loans in the Adjustable Rate Group have periodic rate adjustment caps of 1.00%, to 1.50%, and 3.00%, respectively; as of the Cut-off Date, approximately 6.06% and 15.55% of the Mortgage Loans in the Adjustable Rate Group are 1998 Convertible Mortgage Loans and 1999 Convertible Mortgage Loans, respectively;

                  (ww) Each hazard insurance policy required to be maintained under Section 5.07 of the Pooling and Servicing Agreement with respect to such Mortgage Loan is a valid, binding, enforceable and subsisting insurance policy of its respective kind and is in full force and effect;

                  (xx) If the Mortgaged Property consists of a leasehold estate, the Mortgage covers property improvements and the Mortgagor's leasehold interest in the land upon which such improvements are situated; at origination of the Mortgage Loan the term of the leasehold estate was scheduled to last for at least ten years beyond the maturity date of the Mortgage or provided for perpetual renewal covenants; the leasehold estate is assignable by the Mortgagee; and the lease is valid and in full force and effect;

                  (yy) To the best of such Transferor's knowledge, no Mortgaged Property was, at origination, located within a 1 mile radius of any site with environmental or hazardous waste risks;

                  (zz) With respect to each Bankruptcy Loan, (a) as of the Cut-off Date, the Mortgagor is not contractually delinquent more than 30 days with respect to any payment due under the related Plan, (b) the Current CLTV is less than or equal 85%, and (c) either (i) if the Current CLTV is between 60% and 85%, as of the Cut-off Date, the Mortgagor has made at least six consecutive payments under the related Plan or (ii) if the Current CLTV is less than 60%, as of the Cut-off Date, the Mortgagor has made at least three consecutive payments under the related Plan;

                  (aaa) No Mortgage Loan was originated in the State of Alabama;

                  (bbb) With respect to each Mortgage Loan in the Fixed Rate Group, the CLTV does not exceed 101.28%, and with respect to each Mortgage Loan in the Adjustable Rate Group, the CLTV does not exceed 90%; and

                  (ccc) Except for the Mortgage Loans listed on Exhibit T to the Pooling and Servicing Agreement, as of the Cut-off Date no Mortgage Loan is subject to The Home Ownership and Equity Protection Act of 1994; all notices required to be delivered to the related Mortgagor pursuant to the Home Ownership and Equity Protection Act of 1994 have been delivered with respect to each Mortgage Loan listed on Exhibit T to the Pooling and Servicing Agreement and all other requirements of that Act have been complied with for each such Mortgage Loan.

                  SECTION 3.03 Purchase and Substitution.

                  It is understood and agreed that the representations and warranties set forth in Sections 3.01 and 3.02 shall survive delivery of the Mortgage Loans to the Transferees. Upon discovery by the Trustee, the Representative, any Transferee, the Servicer, any Subservicer, the Certificate Insurer or the Custodian of a breach of any of such representations and warranties which materially and adversely affects the value of Mortgage Loans or the interest of the Transferees, or which materially and adversely affects the interests of the Transferees in the case of a representation and warranty relating to a particular Mortgage Loan (notwithstanding that such representation and warranty was made to the Representative's or the Transferors' best knowledge), the party discovering such breach shall give prompt written notice to the others. Within 60 days of the earlier of its discovery or its receipt of notice of any breach of a representation or warranty, the Representative shall
(a) promptly cure, or cause the applicable Transferor to cure, such breach in all material respects, or (b) purchase, or cause the applicable

Transferor to purchase, such Mortgage Loan by remitting to the Servicer for deposit in the Principal and Interest Account, on the next succeeding Determination Date relating to a Payment Date, in the manner and at the price specified in Section 2.05(b), or by substituting, or causing the applicable Transferor to substitute, one or more Qualified Substitute Mortgage Loans, provided such substitution is effected not later than the date which is two years after the Closing Date. Any such substitution shall be accompanied by payment by the Representative or applicable Transferor of the Substitution Adjustment.

         In addition, the Servicer shall notify the Transferors and the Transferees upon any Mortgage Loan becoming an Unpaid Mortgage Loan. Upon such Mortgage Loan becoming an Unpaid Mortgage Loan, the Servicer shall purchase, or cause the applicable Transferor to purchase, such Mortgage Loan by depositing in the Principal and Interest Account, on the next succeeding Determination Date, in the manner and at the price specified in Section 2.06(b), or by causing the applicable Transferor to substitute, one or more Qualified Substitute Mortgage Loans, provided such substitution is effected not later than the date which is two years after the Closing Date. Any such substitution shall be accompanied by payment of the Substitution Adjustment, if any, to be deposited in the Principal and Interest Account.

                  As to any Deleted Mortgage Loan for which a Transferor substitutes a Qualified Substitute Mortgage Loan or Loans, the Representative shall effect such substitution by delivering to the applicable Transferee a certification in the form attached to the Pooling and Servicing Agreement as Exhibit F, and delivering to the applicable Transferee the documents constituting the Mortgage File for such Qualified Substitute Mortgage Loan or Loans.

                  The  Servicer  is  required  to deposit in the  Principal  and
Interest Account all payments received in connection with such Qualified Substitute Mortgage Loan or Loans after the date of such substitution; provided, however, that any amounts received after the date of substitution in respect of interest accrued on or prior to the date of substitution on such Qualified Substitute Mortgage Loan will constitute the property of the applicable
Transferor. Monthly Payments received with respect to Qualified Substitute Mortgage Loans on or before the date of substitution will be retained by the Representative on behalf of the applicable Transferor. The applicable Transferee will own all payments received on the Deleted Mortgage Loan on or before the date of substitution, and the Representative on behalf of the Transferors shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. The Representative shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Qualified Substitute Mortgage Loan. Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Representative and the Transferors shall be deemed to have made with respect to such Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in Sections 3.01 and 3.02. On the date of such substitution, the Representative will remit to the applicable Transferee an amount equal to the Substitution Adjustment, if any.

                  It is understood and agreed that the obligations of the Representative or any Transferor set forth in Sections 2.05 and 3.03 to cure, purchase or substitute for a defective Mortgage Loan as provided in Sections
2.05 and 3.03 constitute the sole remedies of the Transferees respecting a breach of the foregoing representations and warranties or an Unpaid Mortgage Loan.

                  Any cause of action against the Representative or any Transferor relating to or arising out of a defect in a Mortgage File as contemplated by Section 2.05, the breach of any representations and warranties made in Sections 3.01 or 3.02 or any Unpaid Mortgage Loan shall arise as to any Mortgage Loan upon the occurrence of not less than all of the following events:
(i) discovery of such defect or breach by the Certificate Insurer or any party and notice thereof to the Representative or notice thereof by the Representative to the Transferees, (ii) failure by the Representative to cure such defect or breach or purchase or substitute such Mortgage Loan as specified above, and
(iii) demand upon the Representative by the Certificate Insurer or any Transferee for all amounts payable in respect of such Mortgage Loan. The party delivering such notice shall also deliver a copy thereof to the Certificate Insurer.

                                   ARTICLE IV

                                   CONDITIONS

                  SECTION 4.01 Conditions to Obligation of the Transferees. The obligation of the Transferees to purchase the Mortgage Loans is subject to the satisfaction of the following conditions:

                  (a) Representations and Warranties True. The representations and warranties of the Representative and the Transferors hereunder shall be true and correct on the Closing Date with the same effect as if then made, and the Representative and the Transferors shall have performed all obligations to be performed by them hereunder on or prior to the Closing Date.

                  (b) Documents to be Delivered By the Representative and the Transferors at the Closing.

                           (i) Final Mortgage Loan Schedule specifying the Mortgage Loans to be Transferred hereunder, one copy to be attached to each counterpart to the Pooling and Servicing Agreement as the Mortgage Loan Schedule thereto;

                      (ii) Officer's  Certificate  dated as of the Closing Date, in the form attached to the Underwriting Agreement with respect to the Representative and each Transferor, and attached thereto the resolutions of the Representative or such Transferor, as the case may be, authorizing the transactions contemplated by this Agreement and the other Basic Documents, together with copies of the charter, by-laws and a Certificate of Good Standing dated as of recent date (acceptable to the Transferees and their counsel) of the Representative or such Transferor, as the case may be;

                     (iii) Opinion of Counsel to the Representative and each Transferor dated as of the Closing Date in the form attached to the Underwriting Agreement and any Opinion of Counsel
                  required to be delivered to any Rating Agency or the Certificate Insurer;

                      (iv) Certificate or other evidence of merger or changes of name, signed or stamped by the applicable regulatory authority, if any of the Mortgage Loans were acquired by the applicable Transferor by merger or acquired or originated by the applicable Transferor while conducting business under a name other than its present name.

                  (c) Other Documents. At the Closing, the Representative and the Transferors shall provide such other documents as either Transferee may reasonably request.

                  (d) Other Transactions. The transactions contemplated by the Pooling and Servicing Agreement and the other Basic Documents shall be consummated on the Closing Date.

                  SECTION 4.02 Conditions To Obligation of the Representative and each Transferor.

                  The obligation of the Representative and the Transferors to transfer the Mortgage Loans to the Transferees is subject to the satisfaction of the condition that at the Closing Date, each Transferee shall deliver to its related Transferor or Transferors the amount of cash set forth on Exhibit A hereto, as provided in Section 2.01 and EQC shall accept a capital contribution from EquiCredit Corporation of America in an amount set forth on Exhibit A hereto, as provided in Section 2.01.

                                    ARTICLE V

                                 THE TRANSFERORS

                  SECTION 5.01  Third Party Servicers.

                  As of the Closing Date, the Representative and the Transferors have represented to the Transferees that the Mortgage Loans are serviced by the Servicer or the Transferors and are not subject to servicing agreements with third parties. It is understood and agreed between the Representative and the Transferors and the Transferees that the Mortgage Loans which are the subject of this Agreement are to be delivered free and clear of any servicing agreements with third party servicers. The Representative and the Transferor, without reimbursement from the Transferees, shall pay any fees or penalties required by any third party servicer for releasing the

Mortgage Loans from any such servicing agreement and shall arrange for the orderly transfer of such servicing from any such third party servicer to the Transferees.

                  SECTION 5.02 Enforceability; Merger or Consolidation of the Transferors.

                  (a) The Transferors will keep in full effect its respective existence, rights and franchises as a corporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the other Basic Documents, the Pooling and Servicing Agreement, and any of the Mortgage Loans and to perform its duties under such agreements.

                  (b) Any Person into which any Transferor may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Transferor shall be a party, or any Person succeeding to the business of any Transferor, shall be the successor of any Transferor hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  SECTION 5.03  Mandatory Delivery; Grant of Security Interest.

                  The transfer and delivery on the Closing Date by each Transferor of its Mortgage Loans is mandatory, it being specifically understood and agreed that each Mortgage Loan is unique and identifiable on the date hereof and that an award of money damages would be insufficient to compensate the applicable Transferee for the loss and damages incurred by such Transferee (including damages to prospective purchasers of the Certificates) in the event of such Transferor's failure to deliver the Mortgage Loans on or before the Closing Date. Each Transferor hereby grants to its applicable Transferee a lien on and continuing security interest in each Mortgage Loan and each document and instrument evidencing such Mortgage Loan to secure the performance by such Transferors of their obligations hereunder, and such Transferors agree that it holds each Mortgage Loan in custody for the Transferees subject to the Transferees' (i) right to reject any Mortgage Loan under the terms of this Agreement and (ii) obligation to deliver cash and other consideration as set forth in Section 2.01 for the Mortgage Loans. All rights and remedies of the Transferees under this Agreement are distinct from, and cumulative with, any other rights or remedies under this Agreement or afforded by law or equity, and all such rights and remedies may be exercised concurrently, independently or successively.

                                   ARTICLE VI

                              ADDITIONAL AGREEMENTS

                  The Transferors agree with the Transferees as follows:

                  SECTION 6.01  Conflicts With Pooling and Servicing Agreement.

                  To the extent that any provision of Sections 6.02 through 6.04 of this Agreement conflicts with any provision of the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall govern.

                  SECTION 6.02 Protection of Title to Trust.

                  (a) The Transferors shall from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and shall take such other action necessary or advisable to:

                  (i) maintain or preserve the transfer evidenced by this Agreement or carry out more effectively the purposes hereof; or

             (ii) preserve and defend the Transferees' title to the Mortgage Loans and the rights of the Transferees in such assets against the claims of all persons and parties, and the Transferors hereby designate each Transferee, its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required by the Transferees pursuant to this Section 6.02.

                  SECTION 6.03 Other Liens or Interests.

                  Except for the conveyances hereunder and pursuant to this Agreement and the other Basic Documents, the Transferors shall not sell, pledge, assign or transfer the Mortgage Loans to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any interest therein, and the Transferors shall defend the right, title and interest of the Transferees in, to and under such Mortgage Loans against all claims of third parties claiming through or under the Transferors.

                  SECTION 6.04 Purchase Events.

                  The Transferors and the Representative acknowledge that the Transferees have assigned all of their right, title and interest in, to and under this Agreement, including the Transferees' right to cause the Representative or the Transferors to purchase the Mortgage Loans from the Transferees under certain circumstances, to the Issuer pursuant to Section 2.01 of the

Pooling and Servicing Agreement, and the Issuer has granted to the Trustee a security interest in and Lien on the Mortgage Loans and its right, title and interest in this Agreement. The Transferors and the Representative hereby covenant and agree with the Transferees for the benefit of the Transferees, the Trustee, the Certificateholders and the Certificate Insurer that the occurrence of a breach of any of the Representative's or the Transferor's representations and warranties contained in Section 3.02 hereof shall constitute events obligating the Transferor and the Representative, to the extent specified in
Section 3.03 of the Pooling and Servicing Agreement, and without further notice from the Transferees hereunder, to purchase an Mortgage Loan from the Trustee (a "Purchase Event"). It is understood and agreed that the obligation of the Representative or the Transferors to purchase any Mortgage Loan as to which a breach has occurred and is continuing shall, if such obligation is fulfilled, constitute the sole remedy against the Transferors and the Representative for such breach available to the Trustee, the Certificateholders or the Certificate Insurer.

                  SECTION 6.05  Indemnification.

                  The Transferors shall indemnify the Transferees for any liability as a result of the failure of an Mortgage Loan to be originated in compliance with all requirements of law. This indemnity obligation shall be in addition to any obligation that the Transferors may otherwise have.

                  SECTION 6.06  Trust.

                  The Transferors acknowledge that the Transferees shall, pursuant to the Pooling and Servicing Agreement, transfer the Mortgage Loans to the Trustee (for the benefit of the Certificateholders), and the Transferees assign their rights hereunder to the Trustee (for the benefit of the Certificateholders) as set forth in the Pooling and Servicing Agreement.

                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

                  SECTION 7.01  Amendment.

                  This Agreement may be amended from time to time (upon prior notice to each of the Rating Agencies and with the prior written consent of the Certificate Insurer) by a written amendment duly executed and delivered by the Transferors, the Representative and the Transferees, provided, however, that any such amendment that materially adversely affects the rights of the Certificateholders under the Pooling and Servicing Agreement must be consented to by a Majority in Voting Interest of the Certificates.

                  SECTION 7.02  Waivers.

                  No failure or delay on the part of the Transferees in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

                  SECTION 7.03 Costs and Expenses.

                  The Transferors agree to pay all reasonable out-of-pocket costs and expenses of the Transferees, including fees and expenses of counsel, in connection with the perfection as against third parties of the Transferees' right, title and interest in, to and under the Mortgage Loans and the enforcement of any obligation of the Transferors or the Representative hereunder.

                  SECTION 7.04  Survival.

                  The representations, warranties and covenants of the Transferor and the Representative set forth in Sections 3.01 and 3.02 and
Article V of this Agreement shall remain in full force and effect and shall survive the closing under Section 2.07 and the transfers contemplated by Sections 6.04 and 6.06.

                  SECTION 7.05 Confidential Information.

                  The Transferees agree that it shall neither use nor disclose to any person the names and addresses of the Mortgagors, except in connection with the enforcement of the Transferees' rights (i) hereunder, (ii) under the Mortgage Loans, (iii) under the Basic Documents or (iv) as required by law.

                  SECTION 7.06 Severability Clause.

                  Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  SECTION 7.07 Headings and Cross-References.

                  The various headings in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement.

                  SECTION 7.08 Recordation of Agreement.

                  To the extent permitted by applicable law, the Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Transferors at the Transferors' expense on direction of the Transferees accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Transferees.

                  SECTION 7.09 Governing Law.

                  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  SECTION 7.10  Notices.

                  All demands, notices and communications under this Agreement shall be in writing, personally delivered or mailed by certified mail with return receipt requested, and shall be deemed to have been duly given upon receipt at the appropriate address set forth in the Pooling and Servicing Agreement.

                  SECTION 7.11  Counterparts.

                  This Agreement may be executed in two or more counterparts and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

                  SECTION 7.12  The Certificate Insurer.

                  Any right conferred to the Certificate Insurer hereunder shall be suspended during any period in which the Certificate Insurer is in default in its payment obligations under the Insurance Policy. At such time as the Certificates are no longer outstanding under the Pooling and Servicing Agreement, and no amounts owed to the Certificate Insurer under any Basic

Document remain unpaid, the Certificate Insurer's rights hereunder shall terminate. The Certificate Insurer is an intended third-party beneficiary of this Agreement.

                  IN WITNESS WHEREOF, the parties hereby have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date and year first above written.

                                    EQUICREDIT CORPORATION OF AMERICA,
                                    as Representative


                                    By:_____________________________________
                                       Name:  Stephen R. Veth
                                       Title:    Senior Vice President


                                    TRANSFEREES

                                    EQCC RECEIVABLES CORPORATION


                                    By:_______________________________
                                       Name:  Stephen R. Veth
                                       Title:    President

                                    EQCC ASSET BACKED CORPORATION


                                    By:_________________________________
                                       Name:  Stephen R. Veth
                                       Title:    President

                                     TRANSFERORS

                                     EQUICREDIT CORPORATION OF AMERICA


                                     By:_______________________________
                                        Name:  Stephen R. Veth
                                        Title:    Senior Vice President


                                     CALIFORNIA/EQUICREDIT CORPORATION


                                     By:_______________________________
                                        Name:  Stephen R. Veth
                                        Title:    Senior Vice President


                                     EQUICREDIT CORPORATION OF IN.


                                     By:_______________________________
                                        Name:  Stephen R. Veth
                                        Title:    Senior Vice President


                                     EQUICREDIT CORPORATION OF PA.


                                     By:_______________________________
                                        Name:  Stephen R. Veth
                                        Title:    Senior Vice President


                                     EQUICREDIT CORPORATION OF SC


                                     By:___________________________
                                        Name: Stephen R. Veth
                                        Title:    Senior Vice President

                                                                 EXHIBIT A


                       AMOUNTS TRANSFERRED BY TRANSFEREES
                                 TO TRANSFERORS



                          EQCC RECEIVABLES CORPORATION
                      HAS TRANSFERRED THE FOLLOWING AMOUNT:

              $139,879,420.11 to EquiCredit Corporation of America*


                          EQCC ASSET BACKED CORPORATION
                     HAS TRANSFERRED THE FOLLOWING AMOUNTS:

         a)  $2,774,754.60 to EquiCredit Corporation of Pa.

         b)  $5,454,543.67 to EquiCredit Corporation of SC

         c)  $22,479,317.97 to California/EquiCredit Corporation

         d)  $275,667.82 to EquiCredit Corporation of In.

-------------

* EQCC Receivables Corporation has transferred cash to EquiCredit Corporation of America in an amount equal to $137,354,867.64 and has accepted a capital contribution from EquiCredit Corporation of America in an amount equal to $2,524,552.47.

                                                                EXHIBIT B-1


                          MORTGAGE LOANS TRANSFERRED BY
                        EQUICREDIT CORPORATION OF AMERICA

                                                                EXHIBIT B-2


                          MORTGAGE LOANS TRANSFERRED BY
                          EQUICREDIT CORPORATION OF PA

                                                                EXHIBIT B-3


                          MORTGAGE LOANS TRANSFERRED BY
                          EQUICREDIT CORPORATION OF SC

                                                               EXHIBIT B-4

                          MORTGAGE LOANS TRANSFERRED BY
                        CALIFORNIA/EQUICREDIT CORPORATION

                                                               EXHIBIT B-5


                          MORTGAGE LOANS TRANSFERRED BY
                          EQUICREDIT CORPORATION OF IN.

                                                               EXHIBIT C-1


                           FORM OF TRANSFEREE RECEIPT


                                                      ______ __, 19__


EquiCredit Corporation of America
California/EquiCredit Corporation
EquiCredit Corporation of In.
EquiCredit Corporation of Pa.
EquiCredit Corporation of SC

                  Re: Transfer Agreement (the "Transfer Agreement"), EquiCredit Funding Asset Backed Certificates, Series 1996-A, Class A-1, Class A-2, Class A- 3, Class A-4, Class A-5 and Class A-6 dated as of September 1, 1996 among the Transferors and the Transferees listed therein
                           --------------------------------------------------


Gentlemen:

                  In accordance with Section 2.05 of the Transfer Agreement, the undersigned hereby certifies that, except as noted on the attachment hereto, if any (the "Loan Exception Report"), it or the Custodian on its behalf has received, with respect to each Mortgage Loan, the documents specified in Sections 2.04(a), (b), (c), (g) and (h) of the Transfer Agreement, as applicable, a Mortgage, or a certified copy thereof, Assignment of Mortgage, or a certified copy thereof, and a Mortgage Note with respect to each Mortgage Loan listed in the Transfer Agreement and the documents contained therein appear to bear original signatures or copies of originals if the originals have not yet been delivered.

                  Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Transfer Agreement.

                                       [EQCC ASSET BACKED CORPORATION]
                                       [EQCC RECEIVABLES CORPORATION]


                                        By:_______________________________
                                           Name:  Stephen R. Veth
                                           Title:    President